Share Repurchase	12 Months Ended
Dec. 31, 2020
Share Repurchase
Share Repurchase

14. Share Repurchase

Treasury stock represents shares repurchased by the Company that are no longer outstanding and are held by the Company. Treasury stock is accounted for under the cost method. In 2019, the Company canceled 280,958 ADSs (represents 140,479 ordinary shares) with a carrying amount of US$6,190 (RMB40,267). As of December 31, 2019, all treasure stock have been retired.

On December 1, 2020, the Company announced that its board of directors authorized a share repurchase program (the “Share Repurchase Program”) under which the Company may repurchase up to US$100 million worth of its ADSs over the following two years. As of December 31, 2020, the Company has purchased an aggregate of 1,088,404 ADSs (represents 544,202 ordinary shares) for a total cash consideration of US$44,584 (RMB290,913), including repurchase commissions.